UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

FORTRESS BIOTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 15th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 652-4500

Coronado Biosciences, Inc. 24 New England Executive Park, Burlington, MA 01803

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 22, 2015, Coronado Biosciences, Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation, as amended (“Charter”) to change its name to Fortress Biotech, Inc. The new CUSIP number for the Company’s common stock is 34960Q 109. The new trading symbol for the Company’s common stock on NasdaqCM is “FBIO”, effective at the open of market on April 28, 2015.

A copy of the amendment to the Company’s Charter as well as a copy of the press release regarding the aforementioned matters are attached to this Current Report on Form 8-K as Exhibits 3.9 and 99.1, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

3.9	Third Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended of Coronado Biosciences, Inc.

99.1	Press release dated April 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS BIOTECH, INC.

Date: April 27, 2015	/s/ Lucy Lu
Name: Lucy Lu
Title: Executive Vice President and Chief Financial Officer